KBW Community Bank Investor Conference July 30-31, 2019

Safe Harbor Statements FORWARD LOOKING STATEMENTS All statements, other than statements of historical fact, included in this presentation, including any oral statements made regarding content of this presentation, are “forward- looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “believe,” “anticipate,” “expect,” “may,” “will,” “assume,” “should,” “predict,” “could,” “would,” “intend,” “targets,” “estimates,” “projects,” “plans,” and “potential,” and other similar words and expressions of the future, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements about the future financial and operating results of Reliant Bancorp, Inc. (the “Company”) and the Company’s plans, objectives, and intentions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others: (1) the possibility that our asset quality could decline or that we experience greater loan losses than anticipated, (2) increased levels of other real estate, primarily as a result of foreclosures, (3) the impact of liquidity needs on our results of operations and financial condition, (4) competition from financial institutions and other financial service providers, (5) the effect of interest rate increases on the cost of deposits, (6) unanticipated weakness in loan demand or loan pricing, (7) lack of strategic growth opportunities or our failure to execute on those opportunities, (8) deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses, (9) the ability to grow and retain low-cost core deposits and retain large, uninsured deposits, (10) our ability to effectively manage problem credits, (11) our ability to successfully implement efficiency initiatives on time and in amounts projected, (12) our ability to successfully develop and market new products and technology, (13) the impact of negative developments in the financial industry and U.S. and global capital and credit markets, (14) our ability to retain the services of key personnel, (15) our ability to adapt to technological changes, (16) risks associated with litigation, including the applicability of insurance coverage, (17) the vulnerability of Reliant Bank’s network and online banking portals, and the systems of parties with whom the Company and Reliant Bank contract, to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss, and other security breaches, (18) changes in state and federal laws, rules, regulations, or policies applicable to banks or bank or financial holding companies, including regulatory or legislative developments, (19) adverse results (including costs, fines, reputational harm, and/or other negative effects) from current or future litigation, regulatory examinations, or other legal and/or regulatory actions, and (20) general competitive, economic, political, and market conditions, including economic conditions in the local markets where we operate. Additional factors which could affect the forward-looking statements can be found in the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in each case filed with or furnished to the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at http://www.sec.gov. The Company believes the forward- looking statements contained in this presentation are reasonable; however, many of such risks, uncertainties, and other factors are beyond the Company’s ability to control or predict and undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company disclaims any obligation to update or revise any forward-looking statements. NON-GAAP FINANCIAL MEASURES This presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (GAAP) and, therefore, are considered non-GAAP financial measures. Members of the Company’s management use these non-GAAP financial measures in their analysis of the Company’s performance, financial condition, and efficiency of operations. Management of the Company believes that these non-GAAP financial measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods, and demonstrate the effects of significant gains and charges in the current period. Management of the Company also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the non-GAAP financial measures discussed herein are calculated may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar to, or with names similar to, the non- GAAP financial measures we have discussed herein when comparing such non-GAAP financial measures. The non-GAAP financial measures contained in this presentation include, without limitation, adjusted net income attributable to common shareholders, adjusted return on average assets (adjusted ROAA), adjusted return on average tangible common equity (adjusted ROATCE), ROATCE, adjusted quarterly earnings per share, adjusted net interest rate spread, adjusted NIM, tangible assets, tangible common equity, tangible book value per share (TBVPS), tangible common equity to tangible assets, adjusted non-interest expense, efficiency ratio, core bank efficiency ratio, and allowance for loan losses plus unamortized loan accretion to total loans. 1

Why Reliant? High Growth, Desirable Markets Strong Corporate Governance Focused, Balanced Business Model Experienced, Consistent Leadership Opportunistic Acquisitions Stable, Diverse Workforce Organic, In-Market Loan & Client Focused Service Deposit Growth Strategic Company Focus Culture Profitability Financial and Growth Strength Scalability of Model Balanced, Sustainable Growth Disciplined Credit Culture Disciplined Approach to Pricing Conservative Loan Reserves and Margin Optimization Purchase Discounts Focus on Expense Management Well Capitalized 2

Reliant Bank Franchise Overview

Branch Network



Clarksville
MONTGOMERY
24
ROBERTSON
Springfield
SUMNER
Gallatin
CHEATHAM
Ashland City
Nashville
Lebanon
WILSON
DICKSON
Dickson
40
Brentwood
WILLIAMSON
Franklin
Murfreesboro
HICKMAN
65
RUTHERFORD
Columbia
MAURY
HAMILTON
Chattanooga

Full-Service Branch (17)

Q2 '19 Financial Summary

Market Information	
Price Per Share (7/24/19)	$23.80
Market Cap. ($mm)	$269
Price / Tang. Book	164 %
Price / '19 EPS	16.1 x
Price / '20 EPS	14.2
Balance Sheet ($mm)	
Total Assets	$1,794
Loans Held for Investment	1,313
Deposits	1,550
Tangible Common Equity	163
Loans Held for Investment / Deposits	84.7 %
MRQ Profitability	
Reported ROAA	0.96 %
ROATCE (1)	10.52 %
Asset Quality	
NPAs / Loans + OREO	0.37 %
Reserves / NPLs	380.4
Reserves / Loans Held for Investment	0.89
Capital Ratios	
Tang. Com. Equity / Tang. Assets(1)	9.33 %
Leverage Ratio	9.58
CET1 Ratio	11.48
Tier 1 Capital Ratio	11.83
Total Capital Ratio	12.33
Loan Concentration	
C&D Loans / Total Bank Capital	120 %
CRE Loans / Total Bank Capital	308

Key Franchise Highlights

- Commercially oriented bank headquartered in Brentwood, Tennessee
- Focused on fast growing Middle Tennessee markets coupled with recent expansion into Chattanooga, Tennessee
- 11th largest bank by deposits in the Nashville MSA and 5th largest community bank(2) by deposits headquartered in the Nashville MSA
- Concentrated on building in-market banking relationships; 80% of top 50 loan relationships have related deposits at the bank
- Experienced management team with extensive local market knowledge
- 9.7% insider ownership amongst management and the board of directors

Reliant BANCORP, INC.

Source: S&P Global Market Intelligence
Financial data as of or for the three months ended 3/31/19; ownership data as of 4/15/19; pricing data as of 4/24/19
(1) Refer to appendix for "reconciliation of non-GAAP financial measures"
(2) Community bank defined as institutions with total assets less than $10 billion

3

Our History 1/9/2006 4/28/2014 7/7/2015 3/6/2017 8/23/2017 1/1/2018 10/22/2018 Reliant Bank CUBN and Reliant Stock begins Opened Green Hills Announced Merger with Completed Opened established announce merger trading on branch in Davidson Community First & $25 Merger with Chattanooga Nasdaq County million Private Placement Community First branch 2006 2014 2015 2017 2018 4/1/2015 CUBN and Reliant 12/31/2017 8/28/2018 close merger. $791 Officially rebranded Opened 8/14/2006 million in assets 6/30/2017 Murfreesboro Commerce Union Surpassed as Reliant Bancorp, 2/21/2017 Inc. branch Bank established Expansion into $1 billion in assets Chattanooga 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q2 ‘19 Reliant Bank $111 $205 $317 $382 $379 $363 $385 $385 $450 Total Assets $876 $912 $1,125 $1,724 $1,794 ($mm) Commerce Union Bank $35 $98 $133 $148 $187 $209 $232 $253 $296 Source: S&P Global Market Intelligence; Company Filings 4

Experienced, Committed Leadership Team



DeVan Ard, Jr.
Chairman, President and CEO

- Former Area Executive in Middle Tennessee at AmSouth Bank
- Founder of Reliant Bank in 2006

38 years of banking experience / 14 years at RBNC / 20 years in Middle TN



Louis E. Holloway
EVP, Chief Operating Officer

- Executive Vice President – Chief Operating Officer since January 2018
- Former Chief Executive Officer of Community First, Inc.

42 years of banking experience / 1 year at RBNC / 33 years in Middle TN



James Daniel Dellinger
EVP, Chief Financial Officer

- Former Chief Financial Officer at Premier Bank of Brentwood
- Former Chief Financial Officer at Erwin National Bank

27 years of banking experience / 13 years at RBNC / 22 years in Middle TN



Eddie Gammon
EVP, Director of Operations

- Executive Vice President – Director of Operations since March 2016
- Former Senior Vice President of Operations at IBERIABANK
- Former Senior Vice President – Director of Deposit Operations at Avenue Bank

34 years of banking experience / 3 years at RBNC / 4 years in Middle TN



Alan Mims
EVP, Chief Credit Officer

- Executive Vice President – Chief Credit Officer since December 2017
- Former Senior Examiner and Case Manager for the Federal Reserve Bank of Atlanta

30 years of banking experience / 2 years at RBNC / 2 years in Middle TN



John R. Wilson
EVP, Chief Loan Officer

- Executive Vice President – Chief Loan Officer
- Former Spring Hill Market President for Cumberland Bank

30 years of banking experience / 13 years at RBNC / 30 years in Middle TN



Kim York
EVP, Chief Strategy Officer

- Executive Vice President – Chief Strategy Officer since March 2017
- Former Senior Vice President and Chief Marketing Officer at Ascend Federal Credit Union

24 years of banking experience / 3 years at RBNC / 24 years in Middle TN

Source: S&P Global Market Intelligence

5

Financial Highlights and Recent Developments Quarterly Highlights for Q2’19 Financial Results Three months ended • Reported record EPS of $0.38 per common diluted share and $4.2 million of net June 30, 2019 income attributable to common shareholders for the second quarter of 2019. • Loans Held for Investment grew at a 16.0% annualized rate crossing $1.3 Diluted EPS $0.38 billion. • Generated $150.0 million of organic, in-market loans at a 5.5% WAR. Net Income ($mm) $4.24 • Rotated $26.0 million from bond portfolio at a WAR of 2.8% into new loan ROAA 0.96 % growth at a WAR of 5.5% (2) • Reduced core bank Non-Interest Expense by 3.0% quarter-over-quarter. ROATCE 10.5% • Repurchased 336 thousand common shares for $7.6 million during the quarter. GAAP Efficiency Ratio 76.9% (2) Recent Developments Core Bank Efficiency Ratio 64.3 % Net Interest Margin 3.57% • Declared quarterly dividend of $0.09 on June 26th, a 12.5% increase over the th quarterly dividend declared during second quarter of 2018 and 17 consecutive (2) quarterly dividend. TBVPS $14.52 • Repurchased 366 thousand common shares for $8.3 million during 2019 of the Total Loans Held for (1) $1,313 $12 million of common shares authorized by Board of Directors. Investment ($mm) • Connie McGee and Linda Rebrovick joined the Reliant Bancorp, Inc. Board of Total Deposits ($mm) $1,550 Directors. (2) • Named new president for Maury / Hickman market. TCE / TA 9.33% (1) Gross figure (2) Non-GAAP figures. Refer to appendix for “reconciliation of non-GAAP financial measures” 6

Nashville Deposit Market Share

Top 25 Deposit Market Share

Rank	Community Bank Rank [1]	Institution	Deposits ($mm)	Market Share	Percent of Total Franchise [2]
1	--	Pinnacle Financial Partners Inc.	$9,013	14.7 %	50.2 %
2	--	Bank of America Corp.	8,636	14.1	0.7
3	--	Regions Financial Corp.	7,610	12.4	7.9
4	--	SunTrust Banks Inc.	6,359	10.4	3.9
5	--	First Horizon National Corp.	4,901	8.0	15.7
6	1	Franklin Financial Network Inc.	3,401	5.5	100.0
7	--	U.S. Bancorp	2,049	3.3	0.6
8	2	Wilson Bank Holding Co.	1,918	3.1	90.7
9	--	Fifth Third Bancorp	1,883	3.1	1.5
10	--	Wells Fargo & Co.	1,759	2.9	0.1
11	**3**	**Reliant Bancorp Inc.**	**1,337**	**2.2**	**100.0**
12	4	FB Financial Corp.	1,202	2.0	26.6
13	5	CapStar Financial Holdings Inc.	1,161	1.9	73.7
14	6	First Farmers and Merchants Corp.	851	1.4	73.2
15	--	BB&T Corp.	715	1.2	0.4
16	--	Renasant Corp.	602	1.0	5.9
17	7	First Farmers Bancshares Inc.	538	0.9	100.0
18	8	Volunteer State Bancshares Inc.	529	0.9	100.0
19	--	Synovus Financial Corp.	440	0.7	1.2
20	9	InsCorp Inc.	383	0.6	100.0
21	10	Truxton Corp.	374	0.6	100.0
22	--	Royal Bank of Canada	368	0.6	0.9
23	--	Simmons First National Corp.	352	0.6	2.6
24	11	Citizens Bancorp Investment Inc.	334	0.5	46.2
25	12	ServisFirst Bancshares Inc.	318	0.5	5.2
		Totals (1-25)	**$57,031**	**92.8 %**	
		Totals (26-60)	**4,412**	**7.2**	

Reliant BANCORP, INC.

Note: Dollars in millions; Deposit market share data as of 6/30/18
Source: S&P Global Market Intelligence
(1) Community bank defined as an institution with less than $10 billion in total assets
(2) Percent of total deposits in the Nashville MSA

7

Nashville MSA Demographics

Nashville Market Highlights

- **Scale**
  - The Nashville MSA is expected to surpass the current size of Austin, Charlotte, Portland, and Denver by 2035, with a population of 2.6 million
  - The Nashville MSA is the 8th largest Southeast metropolitan area with a population exceeding 1.9 million as of July 2018
  - The Nashville region gained 94 net new people per day on average in 2017
  - Population grew approximately 11.9% from 2012 through 2018
  - Unemployment rate of 2.4%, fourth lowest in the nation among large MSA's
- **Strong Business Environment**
  - Personal state income tax: 0.0%
  - Ranked 1st in jobs growth since May 2018 among MSAs with a labor force over 750,000
  - Historic success in landing major brand-name corporate relocations including Nissan North America, Dell Computer, Caterpillar Financial, Ford Motor Credit, and Alliance Bernstein (2018) and Mitsubishi Motors (2019)
  - Home to 14 Fortune 1000 companies, including 5 Fortune 500 headquarters
  - Recent announcements by Amazon and E&Y to bring 5,600 jobs to Nashville
  - Ranked "#4 Place to Start a Business" by Inc. Magazine
- **Passionate Sports Fan Base**
  - Nashville Predators
  - Tennessee Titans

'19 – '24 Projected Population Growth (%)



10.0%
7.5%
5.0%
2.5%
0.0%
7.5%
6.8%
4.6%
3.6%
RBNC
Nashville MSA
Southeast
US

2024 Median Household Income (HHI) ($)



$120,000
$90,000
$60,000
$30,000
$0
$94,725
$73,968
$61,872
$68,744
RBNC
Nashville MSA
Southeast
US

'19 – '24 Projected HHI Growth (%)



16.0%
12.0%
8.0%
4.0%
0.0%
10.2%
11.1%
9.2%
8.8%
RBNC
Nashville MSA
Southeast
US

Reliant BANCORP, INC.

Source: S&P Global Market Intelligence, Bureau of Labor Statistics, Nashville Area Chamber of Commerce, U.S. Census Bureau- 2016, FRED
(1) RBNC deposit data weighted by county

8

Projected Population Growth by County Projected Population Growth by 2030 32.0% 28.4% 28.1% 24.0% 17.9% 16.0% 13.9% 12.9% 11.8% 8.8% 8.0% 1.8% 0.0% Williamson Rutherford Sumner Maury Robertson Davidson Hamilton Hickman TN County 1 2 5 9 10 14 25 54 Ranking Market 7 NA 8 2 4 26 NA 1 Share Rank Source: Boyd Center for Business and Economic Research, University of Tennessee, Knoxville - September 2017 9 Note: Deposit market share data as of 6/30/18; pro forma for announced transactions

Balancing Growth and Profitability Growing Loan Portfolio(1) Loan Yields 1-4 Family C&I CRE Construction Consumer & Other Coupon Loan Fees Purchase Accounting Tax Credits $1,600 5.75% $1,400 5.43% $1,313 5.41% 5.39% $1,262 0.10% $1,231 2.4% 0.10% 0.10% 2.6% 5.24% 2.8% 0.14% $1,200 5.25% 0.11% 18.1% 0.11% 17.5% 0.32% 17.9% 5.03% 5.05% 0.15% 0.23% 0.25% $1,000 0.13% 4.87% 0.25% 0.25% 0.13% 0.31% 0.09% $772 $800 36.7% 4.75% 4.2% 36.4% 37.2% 0.12% $667 0.25% 0.24% $617 4.7% 20.3% 3.4% 0.28% $600 17.4% 14.6% 4.95% 4.94% 33.8% 17.4% 17.3% 17.8% $400 32.3% 4.25% 32.8% 4.68% 4.73% 4.53% 4.55% 4.38% 20.1% 18.0% $200 23.3% 25.5% 25.4% 25.0% 25.5% 25.9% 23.7% $0 3.75% 2015 2016 2017 2018 1Q'19 2Q'19 2015 2016 2017 2018 2Q'18 1Q'19 2Q'19 Coupon + Fees: 4.78% 4.99% 4.66% 4.98% 4.79% 5.18% 5.19% Notes: $ in millions, unless otherwise specified. Data as of or for the three months ended each respective quarter or twelve months ended each year. (1) Does not include loans held for sale. 10

Diverse Deposit Portfolio Mix Total Deposits Wholesale and Other Purchased Funds $1,800 % of Total Deposits: 24.3% 26.6% 25.6% 28.6% 30.3% $1,550 $1,600 $1,511 $500 $1,438 $470 $1,400 $433 7.1% 6.9% $400 $1,200 $372 $369 49.5% 52.4% 2.0% 46.3% 4.6% $324 $1,000 8.2% $884 $300 57.4% $764 $800 71.5% $640 71.3% 68.6% 51.8% $200 $600 47.1% 27.9% 26.4% 23.8% 70.4% 39.4% 0.0% $400 23.2% 28.3% 24.1% 10.7% 9.5% 9.3% $100 6.5% 6.8% 4.6% 35.5% $200 5.6% 14.9% 11.2% 10.1% 20.2% 20.0% 17.0% 15.1% 14.6% 14.5% 15.8% 17.4% 17.6% 14.9% $0 $0 2015 2016 2017 2018 1Q'19 2Q'19 2Q'18 3Q'18 4Q'18 1Q'19 2Q'19 Demand Interest-bearing Demand MMDA & Savings Time Brokered Time Deposits Stonecastle MM State of TN CDs Others Cost of Deposits: 0.38% 0.40% 0.61% 0.96% 1.34% 1.45% Wt. Avg. 1.73% 1.96% 2.19% 2.35% 2.34% Cost: Cost of Funds: Wt. Avg. 0.42% 0.43% 0.66% 1.07% 1.44% 1.52% Duration 1.9 1.5 2.4 1.5 3.0 (Months): Note: $ in millions, unless otherwise specified. Data as of or for the three months ended each respective quarter or twelve months ended each year. Reflects consolidated numbers for Reliant Bancorp, Inc. 11

Disciplined Credit Culture Loan Reserves(1) Non-Performing Assets / Total Assets 1.50% 0.50% 1.43% 1.35% 1.32% 1.25% 0.39% 1.23% 0.35% 1.20% 1.17% 0.35% 0.54% 0.31% 0.42% 0.30% 1.05% 0.37% 0.33% 0.27% 0.28% 0.90% 0.20% Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 0.75% Net Charge-Offs (Recoveries) / Average Loans 0.10% 0.60% 0.03% 0.45% 0.89% 0.90% 0.88% 0.90% 0.89% 0.00% 0.30% (0.04%) (0.05%) (0.07%) (0.10%) 0.15% (0.15%) 0.00% (0.20%) Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 ALL / Total Loans Purchase Discount Source: Company documents Note: Data as of or for the three months ended each respective quarter. (1) Non-GAAP figure. Refer to appendix for “reconciliation of non-GAAP financial measures.” 12

Diversified Lending Platform Outstanding balance as a % of Total Capital C&D Portfolio Commercial Real Estate Portfolio 112.8% 100.0% 109.0% 107.8% 119.7% 263.6% 260.6% 279.4% 288.5% 307.7% $240 $350 $331 $324 $211 10% $301 10% $300 $288 $192 $193 5% $188 11% 5% 11% $180 $172 27% $251 3% $250 3% 26% 28% 21% 23% 27% 12% 20% 29% 6% 3% 20% 6% $200 7% 7% 2% 17% 12% 12% 1% $120 14% 8% 23% 14% 2% 19% 21% $150 16% 33% 16% 29% 28% 11% 30% 19% 30% 13% $100 19% 3% $60 6% 34% 3% 8% 7% 7% 12% 7% 3% 11% 10% 7% $50 11% 11% 5% 3% 9% 7% 7% 6% 3% 7% 17% 13% 6% 6% 9% 9% 7% 7% 3% 6% 6% 6% 6% $0 $0 1% Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 1-4 Family Res. Builders / Non-Owner Occ. 1-4 Res. Construction / Owner Occ. Non RE secured CRE Self-storage Properties Land Held for Investment Residential Land and Lots Retail - Single Credit Retail - Non-anchored Tenant Commercial Land and Lots Apartment / Multifamily Office - General Hotel / Motel Hotel / Motel Office - General Retail - Non-anchored Tenant Other Multifamily Other Source: S&P Global Market Intelligence, Company documents Note: $ in millions, unless otherwise specified. Data as of or for the three months ended each respective quarter. 13

Growing, Profitable Core Bank (Excludes Mortgage Subsidiary Financial Results)

Core Bank Net Income(1) ($mm)



$16.0
$12.0
$8.0
$4.0
$0.0
$5.6
$8.9
$7.2
$14.1
$2.1
$3.8
$4.2
2015
2016
2017
2018
2Q'18
Q1'19
2Q'19

Core Bank Net Interest Income(2) ($mm)



$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$ -
$25.9
$32.0
$33.8
$53.0
$13.2
$13.4
$13.7
2015
2016
2017
2018
2Q'18
Q1'19
2Q'19
Adj. NIM(4):
3.82%
3.83%
3.81%
3.58%
3.65%
3.47%
3.39%

Core Bank Adjusted Non-Interest Expenses(2),(3) ($mm)



Core Bank Non-Interest Expense
Core Bank Non-Interest Expense / Average Assets
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$ -
3.0%
2.8%
2.5%
2.3%
2.0%
1.8%
1.5%
2.67%
2.52%
2.27%
2.23%
2.30%
2.41%
2.29%
$18.7
$22.2
$24.1
$38.7
$9.4
$10.4
$10.1
2015
2016
2017
2018
2Q'18
Q1'19
2Q'19
Core Bank Efficiency(1),(2):
68.0%
62.6%
63.0%
63.5%
62.9%
67.9%
64.3%

Reliant BANCORP, INC.

Source: Company documents

Note: $ in millions, unless otherwise specified; Data as of or for the three months ended each respective quarter or twelve months ended each year.

(1) Includes holding company

(2) Core bank excluding mortgage segment, Includes holding company.

(3) Does not include merger expenses. Refer to appendix for "reconciliation of non-GAAP financial measures."

(4) Non-GAAP figure. Refer to appendix for "reconciliation of non-GAAP financial measures."

14

Financial Strength Positions Company for Growth CET 1 Capital Alt Tier 1 Capital Tier 2 Capital 15.0% 13.3% 13.2% 13.3% 13.2% 13.0% 12.6% 0.8% 0.8% 0.8% 0.8% 0.8% 0.9% 0.9% 0.9% 0.8% 0.9% 11.0% 9.0% 11.6% 11.5% 11.6% 11.5% 10.9% As a % Assets As a % Risk Weighted of 7.0% 5.0% (1) 2Q'18 3Q'18 4Q'18 1Q'19 2Q'19 (2) TCE / TA 9.3% 9.3% 9.4% 9.6% 9.3% Tier 1 Leverage 10.3% 10.4% 10.4% 10.2% 9.8% Source: Company documents, SNL Financial Note: Data as of or for the three months ended each respective quarter; Chart and table reflect consolidated numbers for Reliant Bancorp, Inc. (1) Estimated figures only since call is not finalized. 15 (2) Non-GAAP figure. Refer to appendix for “reconciliation of non-GAAP financial measures.”.

Delivering Shareholder Value Green bars indicate adjustments for merger expenses and purchase accounting Reported Quarterly Diluted EPS Tangible Book Value per Share(1) $0.45 $16.00 $0.38 $0.36 $0.36 $0.34 $0.33 $14.52 $14.21 $0.30 $0.15 $13.58 $13.50 $13.06 $13.15 $0.15 $0.19 $ - $11.00 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2'19 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2'19 Reported ROAA Reported ROATCE(1) 1.20% 12.00% 10.76% 10.44% 10.73% 10.52% 0.99% 0.96% 0.98% 0.96% 9.70% 0.88% 0.90% 9.00% 4.74% 0.43% 0.60% 6.00% 0.30% 3.00% 0.53% 5.70% 0.00% 0.00% Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2'19 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2'19 Source: Company documents Note: Data as of or for the three months ended each respective quarter. (1) Non-GAAP figures. Refer to appendix for “reconciliation of non-GAAP financial measures”. 16

Total Return Since Listing Total Return Since Listing vs. Southeast Peers (1) 140.0% 120.0% 100.0% 80.0% 77.4% 71.3% 60.0% 40.0% 20.0% 0.0% (20.0%) 7/7/2015 2/3/2016 9/1/2016 3/31/2017 10/28/2017 5/27/2018 12/24/2018 7/24/20197/23/2019 RBNC Peers Source: S&P Global Market Intelligence Note: Pricing from 7/7/15 to 3/24/19; total return includes reinvestment of dividends 17 (1) Includes major exchange traded banks headquartered in the Southeast with assets between $1.5 and $10.0 bn; excludes merger targets

Our Strategy for 2019 Core deposit growth / deposit mix Low double digit organic growth Disciplined M&A in current footprint Leverage presence in new markets Add experienced lending talent in key growth markets Commitment to superior asset quality Expand digital channel Improve operating efficiency 18

Appendix

Reconciliation of Non-GAAP Financial Measures Reliant Bancorp, Inc. Adjusted Return on Average Assets and Average Tangible Common Equity and Earnings Per Share June 30, September 30, December 31, March 31, June 30, (Dollars in thousands, except per share data) 2018 2018 2018 2019 2019 Net Income Attributable to Common Shareholders $2,139 $4,082 $4,123 $3,824 $4,239 Non-Core Items: Purchase accounting adjustments (73) (73) (203) (79) (195) Merger expenses 2,483 82 32 2 1 Tax effect of adjustments to net income (632) 13 45 21 51 Adjusted net income attributable to common shareholders $3,917 $4,104 $3,997 $3,768 $4,096 Average Assets $1,629,714 $1,644,396 $1,689,668 $1,731,177 $1,773,026 Adjusted Return on Average Assets 0.96% 1.00% 0.95% 0.87% 0.92 % Average Tangible Common Equity $150,058 $151,725 $153,681 $157,748 $161,172 Adjusted Return on Average Tangible Common Equity 10.44% 10.81% 10.40% 9.55% 10.16 % Diluted Weighted Average Common Shares 11,495,233 11,498,179 11,501,758 11,487,145 11,286,627 Adjusted Quarterly Earnings Per Share $0.34 $0.36 $0.35 $0.33 $0.36 20

Reconciliation of Non-GAAP Financial Measures Reliant Bancorp, Inc. Adjusted Net Interest Margin Fiscal Year Ended December 31, June 30, March 31, June 30, (Dollars in thousands, except per share data) 2015 2016 2017 2018 2018 2019 2019 Tax Equivalent Net Interest Rate Spread $27,780 $34,702 $37,339 $56,898 $13,894 $14,221 $14,555 Non-Core Items: Purchase accounting adjustments (1,290) (2,033) (859) (1,665) (326) (332) (448) Tax credits - (650) (650) (1,268) (25) (300) (300) Adjusted Net Interest Rate Spread $26,490 $32,019 $35,830 $53,965 $13,543 $13,589 $13,807 Total Earning Assets (Average Balance) $694,135 $835,337 $939,947 $1,505,748 $1,492,007 $1,590,342 $1,633,903 Adjusted NIM 3.82% 3.83% 3.81% 3.58% 3.65% 3.47% 3.39% 21

Reconciliation of Non-GAAP Financial Measures Reliant Bancorp, Inc. Tangible Common Equity to Tangible Assets and Tangible Book Value per Share June 30, September 30, December 31, March 31, June 30, (Dollars in thousands, except per share data) 2018 2018 2018 2019 2019 Tangible Assets Total Assets $1,659,658 $1,684,201 $1,724,338 $1,761,926 $1,794,248 Less: Goodwill 43,627 43,642 43,642 43,642 43,642 Less: Core deposit intangibles 8,693 8,456 8,219 7,982 7,745 Tangible Assets $1,607,338 $1,632,103 $1,672,477 $1,710,302 $1,742,861 Tangible Common Equity Total Common equity $202,340 $203,751 $208,414 $215,119 $213,943 Less: Goodwill 43,627 43,642 43,642 43,642 43,642 Less: Core deposit intangibles 8,693 8,456 8,219 7,982 7,745 Tangible Common Equity $150,020 $151,653 $156,553 $163,495 $162,556 Average Tangible Common Equity $150,058 $151,725 $153,681 $157,748 $161,172 Common Shares Outstanding 11,482,965 11,531,094 11,530,810 11,502,285 11,196,563 Tangible Book Value per Share $13.06 $13.15 $13.58 $14.21 $14.52 Tangible Common Equity / Tangible Assets 9.33% 9.29% 9.36% 9.56% 9.33 % Net Income Attributable to Common Shareholders $3,917(1) $4,082 $4,123 $3,824 $4,239 Return on Average Tangible Common Equity 10.44% 10.76% 10.73% 9.70% 10.52% (1) Adjusted for merger expenses and purchase accounting. 22

Reconciliation of Non-GAAP Financial Measures Reliant Bancorp, Inc. Core Bank Profitability Fiscal Year Ended December 31, June 30, March 31, June 30, (Dollars in thousands, except per share data) 2015 2016 2017 2018 2018 2019 2019 Core Bank Non-Interest Income $1,383 $2,481 $2,333 $5,232 $1,299 $1,378 $1,473 Core Bank Non-Interest Expense(1) $18,741 $22,245 $24,098 $38,738 $9,389 $10,445 $10,129 Average Assets $733,651 $885,074 $995,436 $1,644,360 $1,629,714 $1,731,177 $1,773,026 Core Bank Non-Interest Income / Average Assets 0.19% 0.28% 0.23% 0.32% 0.32% 0.32% 0.33 % Core Bank Non-Interest Expense / Average Assets 2.55% 2.51% 2.42% 2.36% 2.30% 2.41% 2.29 % Note: Core bank only, excluding mortgage segment. Includes Holding company. (1) Does not include merger expenses 23

Reconciliation of Non-GAAP Financial Measures Reliant Bancorp, Inc. Core Bank Efficiency Ratio Fiscal Year Ended December 31, June 30, March 31, June 30, (Dollars in thousands, except per share data) 2015 2016 2017 2018 2018 2019 2019 Operating Expense Non-interest expense excluding merger expenses $18,741 $22,245 $24,098 $38,738 $9,389 $10,445 $10,129 Operating Expense $18,741 $22,245 $24,098 $38,738 $9,389 $10,445 $10,129 Operating Revenue Net interest income $25,931 $32,035 $33,761 $53,008 $13,190 $13,373 $13,703 Add: Tax equivalent adjustment for tax exempt interest income 610 1,362 2,183 3,069 490 760 742 Tax equivalent net interest income $26,541 $33,397 $35,944 $56,077 $13,680 $14,133 $14,445 Total noninterest income 1,383 2,481 2,333 5,232 1,299 1,378 1,473 Less: Gain (loss) on sale of securities available for sale (388) (36) (59) (43) (25) (131) (175) Less: Gain (loss) on sale of other real estate owned 6 (301) (27) (259) (20) - - Add: Loss (gain) on disposal of premises and equipment - - 52 (13) - - - Operating Revenue $27,542 $35,541 $38,243 $60,994 $14,934 $15,380 $15,743 Efficiency Ratio 68.0% 62.6% 63.0% 63.5% 62.9% 67.9% 64.3 % Note: Core bank only, excluding mortgage segment. Includes holding company. 24

Reconciliation of Non-GAAP Financial Measures Reliant Bancorp, Inc. Loan Reserves June 30, September 30, December 31, March 31, June 30, (Dollars in thousands, except per share data) 2018 2018 2018 2019 2019 Acquired Loan Portfolio Non-PCI FMV Discount - Deposit SE $5,098 $4,728 $4,225 $3,817 $3,416 Non-PCI FMV Discount - Non-PCI Dis. 969 240 240 240 211 PCI FMV Discount - Non-Accretion 60 60 60 60 60 Total Purchase Discounts $6,127 $5,028 $4,525 $4,117 $3,688 Allowance for Loan Losses $10,169 $10,698 $10,892 $11,354 $11,666 Allowance for Loan Losses + Purchase Discounts (Unamortized) $16,296 $15,726 $15,417 $15,471 $15,354 Total Loans (net of unearned income) $1,142,459 $1,194,129 $1,231,076 $1,262,160 $1,312,685 Purchase Discounts as a % of Total Loans 0.54% 0.42% 0.37% 0.33% 0.28 % Allowance for Loan Losses as a % of Total Loans 0.89% 0.90% 0.88% 0.90% 0.89 % ALLL+Unamortized Loan Accretion as a % of Total Loans 1.43% 1.32% 1.25% 1.23% 1.17% 25